Cook & Bynum Funds Trust
Power of Attorney

We, the undersigned members of the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), hereby severally constitute and appoint the David J. Baum and Paul D. Hourigan, and either of them singly, our true and lawful attorneys, with full power to them and either of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements of any series of the Trust and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant  to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments hereto.

Witness our hands on the date set forth below.

Signature	Title	Date

/s/ J. Dowe Bynum	Trustee	May 19, 2009
J. Dowe Bynum

/s/ David A. Hobbs	Trustee	May 19, 2009
David A. Hobbs

/s/ Bruce F. Rogers	Trustee	May 19, 2009
Mr. Bruce Rogers

Cook & Bynum Funds Trust
Power of Attorney

I, the undersigned President of the Cook & Bynum Funds Trust (the “Trust”), hereby constitute and appoint David J. Baum and Paul D. Hourigan, and either of them singly, my true and lawful attorneys, with full power to them and either of them to sign, for me, and in my name and in the capacity indicated below, any and all registration statements of any series of the Trust and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant  to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signatures as it may be signed by our said attorneys to any and all such registration statements and amendments hereto.

Witness my hand on the date set forth below.

Signature	Title	Date

/s/ Richard P. Cook	President	May 19, 2009
Richard P. Cook

Cook & Bynum Funds Trust
Power of Attorney

I, the undersigned Treasurer of the Cook & Bynum Funds Trust (the “Trust”), hereby constitute and appoint each of David J. Baum and Paul D. Hourigan, and either of them singly, my true and lawful attorneys, with full power to them and either of them to sign, for me, and in my name and in the capacity indicated below, any and all registration statements of any series of the Trust and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant  to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signatures as it may be signed by our said attorneys to any and all such registration statements and amendments hereto.

Witness my hand on the date set forth below.

Signature	Title	Date

/s/ Benjamin Lowe	Treasurer	May 21, 2009
Benjamin Lowe